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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December 26, 2001

                           Greka Energy Corporation
            (Exact name of registrant as specified in its charter)


          Colorado                    0-20760                    84-1091986
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


630 Fifth Avenue, Suite 1501, New York, NY                          10111
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (212) 218-4680


                                Not applicable
         (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountants

On December 26, 2001, Greka Energy Corporation ("Greka" or "the Company") appointed Deloitte & Touche LLP to replace Hein + Associates LLP as its independent public accountants to audit its consolidated financial statements for the year ended December 31, 2001. Hein + Associates LLP had resigned on December 26, 2001. The audit committee of our Board of Directors approved the change in independent accountants.

Hein + Associates LLP was engaged on May 25, 2001, and never commenced an audit and therefore never issued an opinion on the Company's year-end financial statements.

During the period from May 25, 2001 through the date of Hein + Associates LLP ceasing its engagement, we did not have any disagreements with Hein + Associates LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Hein + Associates LLP would have caused it to make reference to the subject matter thereof in connection with its independent auditor's report.

During the quarter ended June 30, 2001, the senior management of the Company and Hein + Associates LLP discussed an accrual under the Company's Employee Profit Sharing Plan for which Hein + Associates LLP indicated an expense should be recorded. This issue was subsequently discussed with the Securities and Exchange Commission, after which, the Company recorded the expense.

Hein + Associates LLP advised the Company's Audit Committee of the Board of Directors that based on the limited procedures Hein + Associates LLP had performed to that date, they believed the Company had internal control weaknesses, which made it difficult to timely prepare and review financial statements. Hein + Associates LLP has described these weaknesses as reportable conditions under standards established by the American Institute of CPAs and include certain account reconciliations, which were not prepared timely. The Company has made personnel changes with regards to financial reporting in 2001 and is addressing these matters.

A letter from Hein + Associates LLP addressed to the Securities and Exchange Commission stating whether it agrees with the above statements will be furnished as Exhibit 1 once it is received.

During our two most recent fiscal years and any subsequent interim periods prior to engaging the new accountant we have not consulted with Deloitte & Touche LLP regarding:

(i) The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) Any matter that was either the subject of a disagreement or a reportable event.
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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The following exhibit is furnished as part of this report:

         Exhibit No.                   Description

                      Letter from Hein + Associates LLP to the Securities and Exchange Commission (to be filed by amendment)


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 3, 2002      GREKA ENERGY CORPORATION.


                            By: /s/ Randeep S. Grewall
                                -----------------------
                                Randeep S. Grewall
                                Chairman and Chief Executive Officer